UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2004

QRS CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-21958	68-0102251
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Marina Way South, Richmond, California	94804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (510) 215-5000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2004, Inovis International, Inc., a Delaware corporation (“Parent”), EDI Merger Corp., a Delaware corporation (“Merger Sub”) and QRS Corporation, a Delaware corporation (“QRS”), entered into an Agreement and Plan of Merger (the “Agreement”), under which Merger Sub will be merged with and into QRS (the “Merger”), with QRS continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Parent. Under the Agreement, QRS’ stockholders will receive $7.00 in cash for each share of QRS’ common stock they own. The Agreement has been approved by the Board of Directors of QRS, and the transactions contemplated thereby are subject to the approval of the stockholders of QRS, any required antitrust clearance and other customary closing conditions. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Each executive officer and director of QRS has entered into a Voting Agreement dated on or about September 2, 2004 (the “Voting Agreement”) with Parent whereby each such executive officer and director has agreed, among other things, to vote his or her shares of QRS common stock in favor of the Merger. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Voting Agreement, the form of which is filed as Exhibit A to Exhibit 2.1 hereto and is incorporated herein by reference.

In connection with the Merger, QRS will file a proxy statement for QRS’ special stockholder meeting with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the proposed merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by QRS with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by QRS with the Securities and Exchange Commission may also be obtained from QRS by directing a request to QRS, Attention: Stacey Giamalis, Secretary, (510) 215-5000.

QRS and its directors and its executive officers may be deemed, under SEC rules, to be soliciting proxies from QRS’ stockholders in favor of the proposed merger. Information regarding the identity of these persons, and their interests in the solicitation, will be set forth in a Schedule 14A to be filed with the SEC, and will be available free of charge at the SEC website and public reference rooms, and from the QRS corporate secretary.

Item 1.02 Termination of a Material Definitive Agreement.

On September 2, 2004, immediately prior to entering into the Agreement, QRS terminated the Agreement and Plan of Merger dated as of June 17, 2004, by and among JDA Software Group, Inc. (“JDA”), CVP2 Corp. (“CVP2”) and QRS (the “Prior Agreement”). Under the terms of the Prior Agreement, CVP2 was to be merged with and into QRS (the “Prior Merger”), with QRS continuing after the Prior Merger as the surviving corporation and a wholly-

owned subsidiary of JDA. Under the Prior Agreement, QRS’ stockholders were to receive 0.5 share of JDA common stock for each share of QRS’ common stock they owned at the time of the Prior Merger. The foregoing description of the Prior Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Prior Agreement, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

The Prior Agreement was terminated to enable QRS to enter into the Agreement. In connection with such termination, QRS paid $3,750,000 in cash to JDA as required by the terms of the Prior Agreement.

In connection with the Prior Agreement, each executive officer and director of QRS previously entered into a Voting Agreement dated on or about June 17, 2004 (the “Prior QRS Voting Agreement”) with JDA whereby such executive officer and director agreed, among other things, to vote his or her shares of QRS common stock in favor of the Prior Merger, and each executive officer and director of JDA previously entered into a Voting Agreement dated on or about June 17, 2004 (the “Prior JDA Voting Agreement”) with QRS whereby each such executive officer and director agreed, among other things, to vote his or her shares of JDA common stock in favor of the Prior Merger. The voting obligations under the Prior JDA Voting Agreements and the Prior QRS Voting Agreements terminated at the time the Prior Agreement was terminated. The foregoing descriptions of the Prior QRS Voting Agreement and the Prior JDA Voting Agreement does not purport to be complete and are qualified in their entirety by reference to the complete text of the Prior QRS Voting Agreement and the Prior JDA Voting Agreement, the forms of which are filed as Exhibits A and B, respectively, to Exhibit 2.2 hereto and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On September 2, 2004, the Board of Directors of QRS adopted the Third Amendment (the “Third Amendment”) to the Rights Agreement, dated as of October 17, 2002, between QRS and Mellon Investor Services LLC, as amended on February 18, 2003 and June 17, 2004 (as so amended, the “Rights Agreement”), which renders the Rights (as defined in the Rights Agreement) inapplicable to the transactions contemplated by the Agreement and, as a result of such amendment, renders the Rights applicable to any similar transaction with JDA. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits. The following documents are filed as exhibits to this report:

2.1	Agreement and Plan of Merger dated as of September 2, 2004, by and among Inovis International, Inc., QRS Corporation and EDI Merger Corp., including the form of Voting Agreement attached as Exhibit A thereto.

2.2	Agreement and Plan of Merger dated as of June 17, 2004, by and among JDA Software Group, Inc., QRS Corporation and CVP2 Corp., including the forms of Voting Agreements attached as Exhibit A and Exhibit B thereto (incorporated by reference to Exhibit 2.1 to QRS’ Form 8-K dated June 17, 2004).

4.1	Third Amendment to the Rights Agreement, dated as of September 2, 2004, between the Company and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.4 to the Company’s Amendment No. 3 to Registration Statement on Form 8-A/A filed with the Securities Exchange Commission on June 17, 2004 – Commission file number 000-21958).

99.1	Joint Press Release dated September 3, 2004.

99.2	Press Release dated September 3, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QRS CORPORATION

Date:	September 3, 2004	By:	/s/ Elizabeth A. Fetter
Name: Elizabeth A. Fetter
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description
2.1	Agreement and Plan of Merger dated as of September 2, 2004, by and among Inovis International, Inc., QRS Corporation and EDI Merger Corp., including the form of Voting Agreement attached as Exhibit A thereto.

2.2	Agreement and Plan of Merger dated as of June 17, 2004, by and among JDA Software Group, Inc., QRS Corporation and CVP2 Corp., including the forms of Voting Agreement attached as Exhibit A and Exhibit B thereto (incorporated by reference to Exhibit 2.1 to QRS’ Form 8-K dated June 17, 2004).

4.1	Third Amendment to the Rights Agreement, dated as of September 2, 2004, between the Company and Mellon Investor Services LLC (incorporated by reference to Exhibit 4.4 to the Company’s Amendment No. 3 to Registration Statement on Form 8-A/A filed with the Securities Exchange Commission on June 17, 2004 – Commission file number 000-21958).

99.1	Joint Press Release dated September 3, 2004.

99.2	Press Release dated September 3, 2004.